SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
REVISIONS DATED FEBRUARY 16, 2007

TO THE SUPPLEMENT DATED DECEMBER 29, 2006

TO THE PROSPECTUSES DATED APRIL 11, 2006

FOR SUN LIFE FINANCIAL MASTERS CHOICE NY, SUN LIFE FINANCIAL MASTERS EXTRA NY,
SUN LIFE FINANCIAL MASTERS FLEX NY, SUN LIFE FINANCIAL MASTERS REWARD NY AND
SUN LIFE FINANCIAL MASTERS SELECT NY

ISSUED BY SUN LIFE (N.Y.) VARIABLE ACCOUNT C

The first sentence is deleted from the paragraph following the bullet points in the December 29, 2006 supplement that state who may elect to participate in the Income ON Demand Benefit. (This is the third paragraph of text immediately preceding the heading "Determining Your Income Base" in the supplement.) The deleted sentence is replaced with the following:

"The Income ON Demand Benefit allows you to withdraw a guaranteed amount each year, beginning at age 59 1/2, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected), regardless of the investment performance of the Funds, provided that you comply with certain requirements."

Under the section entitled "Your Death Under the Income ON Demand Benefit" in the supplement, the first sentence is deleted and replaced with the following language:

"If you selected single-life coverage, the Rider terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract."

THIS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.